Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Event
23.	Subsequent Event

On January 30, 2013, the Company submitted a redemption notice to the property trustee, which will result in the redemption of the trust preferred securities for SCMF’s capital trust II 7.95% deferrable interest junior subordinated debentures with a principal amount of $34,500. The trust preferred securities will be redeemed at the redemption price of ten dollars per share, plus accrued and unpaid distributions through the redemption date. The trust preferred securities have been callable at any time on or after January 1, 2009. Under applicable regulatory capital guidelines issued by bank regulatory agencies, upon notice of redemption, these trust preferred securities will no longer qualify as Tier 1 capital for the Company. These redemptions will be funded with available cash.